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                                                                    EXHIBIT 23.2








                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANT




         We consent to the inclusion in this Registration Statement of Virtgame Corp. on the Pre-Effective Amendment No. 1 to Form SB-2 of our report dated February 7, 2004, appearing in the Annual Report on Form 10-KSB of Virtgame Corp. for the years ended December 31, 2003 and 2002. and to the reference to us under the heading "Experts" in such registration statement.



San Diego, California                         PKF
May 10, 2004                                  Certified Public Accountants
                                              A Professional Corporation